Exhibit 99.1

FOR IMMEDIATE RELEASE

Norfolk Southern and Union Pacific Discussing Possible Merger

ATLANTA, July 24, 2025 –Norfolk Southern Corporation (NYSE: NSC) and Union Pacific Corporation (NYSE: UNP) confirmed today that the companies are engaged in advanced discussions regarding a potential business combination. There can be no assurances as to whether an agreement for a transaction will be reached or as to the terms of any such transaction.

Union Pacific and Norfolk Southern stated that they do not intend to make additional comments or provide an update on this matter unless and until they determine that disclosure is required or otherwise appropriate.

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About Norfolk Southern

Since 1827, Norfolk Southern Corporation (NYSE: NSC) and its predecessor companies have safely moved the goods and materials that drive the U.S. economy. Today, it operates a 22-state freight transportation network. Committed to furthering sustainability, Norfolk Southern helps its customers avoid approximately 15 million tons of yearly carbon emissions by shipping via rail. Its dedicated team members deliver approximately 7 million carloads annually, from agriculture to consumer goods. Norfolk Southern also has the most extensive intermodal network in the eastern U.S. It serves a majority of the country’s population and manufacturing base, with connections to every major container port on the Atlantic coast as well as major ports across the Gulf Coast and Great Lakes. Learn more by visiting www.NorfolkSouthern.com

Media Inquiries:

Media Relations

Joseph Sala / Sophie Throsby

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

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Investor Relations

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, levels of activity, performance, or the Company’s achievements or those of the Company’s industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements may be identified by the use of words like “may,” “will,” “could,” “would,” “should,” “expect,” “anticipate,” “believe,” “project,” or other comparable terminology. While the Company has based these forward-looking statements on those expectations, assumptions, estimates, beliefs and projections it views as reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control, including but not limited to: (i) changes in domestic or international economic, political or business conditions, including those impacting the transportation industry; (ii) the Company’s ability to successfully implement its operational, productivity, and strategic initiatives; (iii) a significant adverse event on the Company’s network, including but not limited to a mainline accident, discharge of hazardous material, or climate-related or other network outage; (iv) the outcome of claims, litigation, governmental proceedings, and investigations involving the Company, including those with respect to the Eastern Ohio incident; (v) the nature and extent of the Company’s environmental remediation obligations with respect to the Eastern Ohio incident; (vi) new or additional governmental regulation and/or operational changes resulting from or related to the Eastern Ohio incident or otherwise; (vii) a significant cybersecurity incident or other disruption to the Company’s technology infrastructure; and (viii) that any agreement with respect to a potential transaction with Union Pacific Corporation will be reached, that any potential transaction may or may not be consummated, and the timing, terms or conditions relating to any such potential transaction. These and other important factors, including those discussed under “Risk Factors” in the Company Annual Report on Form 10-K for the year ended December 31, 2024, as well as the Company’s subsequent filings with the SEC, may cause actual results, performance, or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.